UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005


                             Headwaters Incorporated
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27808                87-0547337
----------------------------          -------------       ----------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)       Identification Number)


       10653 South River Front Parkway, Suite 300
                  South Jordan, UT                           84095
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

         On February 11, 2005, we issued a press release regarding the jury verdict in our litigation with AJG Financial Services. A copy of that press release is attached hereto as Exhibit 99.1.

         On February 15, 2005, we issued a press release announcing the commencement of a public offering of our Common Stock. A copy of that press release is attached hereto as Exhibit 99.2.

         The Company reaffirms its fiscal 2005 earnings guidance of $2.00 - $2.10 per share based on fully diluted shares outstanding, taking into account shares potentially to be issued in connection with this offering.

         The information in Item 7.01 of this Current Report, including Exhibits
99.1 and 99.2 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibits 99.1 and
99.2 attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01: Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1 - Press Release announcing verdict in trial with AJG Financial Services, Inc.

                  99.2 - Press Release announcing Headwaters' intention to sell common stock.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 15, 2005                        HEADWATERS INCORPORATED
                                               (Registrant)


                                               By: /s/ Kirk A. Benson
                                                  -----------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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